UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2011 (August 31, 2011)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts  02458-1634

(Address of Principal Executive Offices)   (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “SNH”, “we”, “us” and “our” refer to Senior Housing Properties Trust and its consolidated subsidiaries, unless otherwise noted, and “Five Star” refers to Five Star Quality Care, Inc. or its applicable subsidiaries.

Item 1.01.  Entry into a Material Definitive Agreement.

Agreement to Acquire Nine Senior Living Communities

We have entered into an agreement to purchase nine large senior living communities for approximately $478 million, including our assumption of approximately $164 million of mortgage debt secured by five of these communities.  These communities are currently operated by Vi® as Classic Residence communities and were formerly known as Classic Residence by Hyatt® communities.  On August 31, 2011, our due diligence period under that agreement expired.

The nine senior living communities include 2,226 living units of which 1,708 are independent living apartments, 471 are assisted living suites and 47 are suites offering specialized Alzheimer’s care.  The communities are located in six states, with four located in Florida and one in each of Maryland, Nevada, New Jersey, New York and Texas.

Based on information provided to us, we understand that the nine senior living communities are currently 87% occupied.  We expect eight of these communities to be leased to our taxable REIT subsidiary and all nine of these communities to be managed by Five Star under long term management contracts on terms similar to the terms of the existing senior living community management contracts between us and Five Star.

We expect to fund these purchases using cash on hand, borrowings under our $750 million unsecured credit facility and by assuming approximately $164 million of mortgage debt.

The purchases of these nine communities are subject to various conditions, including regulatory and other third party approvals.  We expect to close on the majority of the communities in the fourth quarter of 2011. The purchase of one community may be delayed into 2012 because of such required approvals, especially the licensing process in New York.  However, we can provide no assurance that we will purchase all or any of these properties.

The foregoing description of the agreement to purchase the nine communities is not complete and is subject to and qualified in its entirety by reference to the agreement, a copy of which is attached as Exhibit 2.1 and is incorporated herein by reference.

Information Regarding Certain Relationships

Five Star is our former subsidiary, our largest tenant and manages other senior living communities for us.  We are Five Star’s largest shareholder and, as of August 31, 2011, we owned approximately 8.9% of Five Star’s outstanding shares of common stock.  We also have numerous other continuing relationships with Five Star.

Reit Management & Research LLC, or RMR, provides management services to both us and Five Star. One of our Managing Trustees, Barry M. Portnoy, is Chairman and majority owner of RMR.  Adam D. Portnoy, our other Managing Trustee, is Mr. Barry Portnoy’s son and is an owner, President, Chief Executive Officer and a director of RMR.  Each of our executive officers and some of the executive officers of Five Star are also officers of RMR.  Our Independent Trustees serve as directors or trustees of other public companies to which RMR provides management services, Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, including Five Star, and Mr. Adam Portnoy serves as a managing trustee of some of those companies.

We currently own approximately 14.29% of the outstanding equity of Affiliates Insurance Company, or AIC.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including Five Star.  All of our Trustees and all of the trustees and directors of the other publicly held AIC shareholders currently serve on the board of directors of AIC.  In 2010, AIC designed a combination property insurance program for us and other AIC shareholders in which AIC participated as a reinsurer.  That program was modified and extended in 2011.

For more information about the relationships among us, our Trustees and executive officers, RMR, Five Star, AIC and other companies to which RMR provides management services, and about the risks which may arise from these relationships, please refer to our Annual Report on Form 10-K filed for the year ended December 31, 2010, or our Annual Report, and our other filings with the Securities and Exchange Commission, or the SEC, including the sections captioned “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” in our Annual Report, the sections captioned “Rick Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, or our Quarterly Report, and the information regarding our Trustees and executive officers and the section captioned “Related Person Transactions and Company Review of Such Transactions” in our Proxy Statement dated February 24, 2011 relating to our 2011 Annual Shareholders Meeting, or our Proxy Statement.  Our filings with the SEC, including our Annual Report, our Quarterly Report and our Proxy Statement, are available at the SEC’s website: www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME THAT ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                                          THIS CURRENT REPORT STATES THAT WE HAVE AGREED TO PURCHASE NINE SENIOR LIVING COMMUNITIES FOR APPROXIMATELY $478 MILLION AND THE CLOSINGS OF THESE PURCHASES WILL OCCUR DURING THE FOURTH QUARTER OF 2011 AND INTO 2012.  HOWEVER, THE PURCHASES OF THESE NINE COMMUNITIES ARE SUBJECT TO VARIOUS CONDITIONS, INCLUDING REGULATORTY AND OTHER THIRD PARTY APPROVALS.  AS A RESULT OF THE FAILURE OF THESE CONDITIONS TO BE MET OR MODIFICATIONS OF THE AGREED TERMS TO SATISFY THESE CONDITIONS, THE PURCHASE OF SOME OR ALL OF THESE COMMUNITIES MAY BE DELAYED, THE PURCHASE PRICE MAY CHANGE OR SOME OR ALL OF THESE COMMUNITIES MAY NOT BE PURCHASED.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR ANNUAL REPORT AND OUR QUARTERLY REPORT, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE AT THE SEC WEBSITE, WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

2.1

Purchase Agreement, dated as of July 29, 2011, by and among CC-BOCA, INC., CR CHEVY CHASE PARTNERSHIP, CC-DALLAS, INC., HBC ASSOCIATES, LLC, CC-PLANTATION, INC., CC-POMPANO, INC., CC-RENO, INC., CR TEANECK LIMITED PARTNERSHIP, CR RIVERDALE LIMITED PARTNERSHIP and Senior Housing Properties Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President and Chief Operating Officer
Dated: September 1, 2011